Exhibit 10.27

Guaranty Contract

Fujian Branch of China Construction Bank

The contract is entered into by the following parties:
Guarantor (Party A): See Article 10 of the Contract.
Creditor (Party B): See Article 10 of the Contract.

Article 1	Guaranty Scope
See Article 11 of the Contract.
Article 2	Guaranty Method
Party A shall provide joint and several guaranty liabilities under the Contract.
Article 3	Guaranty Term
The guaranty term hereunder is two years from the contract validity date to expiration of debts fulfillment validity under the master contract. Once Party A agrees with the debt extension validity, the guaranty term is two years from the guaranty term and expiration date of debts fulfillment validity re-stipulated by the extension agreement; once Party B announces in-advanced maturity of debts according to the master contract, the guaranty term is two years from the guaranty term to in-advanced maturity date of debts announced by Party B; in case of debts fulfillment by installment under the master contract, the guaranty term for each stage debts is two years after the expiration date of the last phase of debts fulfillment validity.
Article 4	Independence of Guaranty Contract
The contract validity is independent from the master contract. The failure, invalidation, partial invalidation, cancellation or elimination of the master contract does not affect the contract validity. Once the master contract is confirmed to suffer from failure, invalidation, partial invalidation, cancellation or elimination, Party A shall bear joint and several liabilities for the debtor’s debts due to return of properties or compensation of losses.
Article 5	Change of Master Contract

I.
Once Party B and debtor have changed the master contract provisions through agreement (including but not limited to the repayment currency, repayment method, loan account No., repayment account No., expense utilization plan, repayment plan, interest startup and settlement date, startup date or stop date of debts fulfillment validity under the condition of not extending the debts fulfillment validity), Party A agrees to bear joint and several guaranty liabilities for the debts under changed master contract.

However, once Party B and debtor have extended the debts fulfillment validity or increased credit principal through agreement without Party A’s prior approval, Party A shall bear joint and several guaranty liabilities for the debts of changed master contract according to the contract provisions.
II.	Party A’s guaranty liability is not reduced or exempted due to any of the following conditions:
(I)	Party B or debtor has undergone system modification, merging, integration, separation, capital increase/reduction, joint venture, joint business operation and name change;
(II)	Party B has entrusted a third party to fulfill its due obligations under the master contract.
III.
In case of transfer invalidation, cancellation or elimination of debts or credits under the master contract, Party A shall continue to bear the joint guaranty liabilities for Party B according to the contract.

Article 6	Guaranty Liabilities
I.
Once the debts under the master contract are expired or Party B announces in advance the expiration of debts according to the master contract or legal stipulations but the debtor fails to fulfill in full amount and in a timely manner or debtor breaches other provisions of the master contract, Party A shall immediately bear guaranty liabilities within the guaranty scope.

II.
No matter whether Party B has other guaranty of credits under the master contract (including but not limited to various guaranty methods such as guaranty, mortgage, pledge, guaranty letter and standby L/C), when above other guarantee is valid and established, whether Party B raises right statement to other guarantor, whether third party has agreed to bear total or partial debts under the master contract and whether other guaranty is provided by the debtor, Party A’s guaranty liabilities under the contract are not reduced or exempted. Party B can directly require Party A to bear guaranty liabilities within the guaranty scope according to the contract; Party A can not raise any objections.

III.
Once Party A only provides guaranty for partial debts under the master contract, Party A agrees that even though debtor repays and Party B realizes partial elimination of other guaranty rights or debts under the master contract due to any other reason, Party A shall still bear guaranty liabilities for the rest debts within the guaranty scope according to this contract.

IV.
Once Party A only provides guaranty for partial debts under the master contract and debts under the master contract after undertaking of guaranty liabilities are not completely repaid, Party A promises to declare (including pre-exercise) the subrogation right or claim right to the debtor or other guarantor and shall not lead to any damage against Party B’s interests. Besides, it agrees that repayment of debts under the master contract is prior to Party A’s subrogation right or claim right.

Specifically speaking, before total repayment of Party B’s credits:
(I)
Party A agrees not to declare subrogation right or claim right to the debtor or other guarantor; once Party A has realized the above rights due to any reason, it shall utilize the expense to first repay Party B’s credits without repayment;

(II)
Once the debts under the master contract have object guaranty, Party A agrees not to declare rights to the guaranteed articles or expense upon treatment by reason of exercising the subrogation right or due to any other reason. It shall utilize the above guaranteed articles and expense to first repay Party B’s credits without repayment;

(III)	Once the debtor or other guarantor has provided counter-guaranty for Party A, Party A shall utilize the expense based on above counter-guaranty to first repay Party B’s credits without repayment.

V.
Party A has adequately known the interest rate risks. Once Party B adjusts the interest rate, interest calculation or settlement methods according to the master contract or national interest rate policy change so that debtor has increased the repayment interest, penalty interest and compound interest, Party A shall also bear joint guaranty liabilities for the increased part.

VI.
Except for the debts under the master contract, once the debtor bears other expired debts for Party B, Party B has the right to receive the debtor’s RMB or other currency expense in the account opened with China Construction Bank, and repay any debt due first. Party A’s guaranty liabilities are not reduced or exempted due to this.

Article 7	Party A’s other obligations
I.
Party A shall supervise the debtor’s loan utilization condition (including purpose) and accept Party B’s supervision of fund, property and business status. According to Party B’s relevant requirements, Party A shall provide relevant information, documents and materials such as financial statement and guarantee the accuracy, authenticity, completeness and validation; Party A can not provide guaranty beyond its financial capacity for the third party without Party B’s written approval;

II.
In case of contracting, trusteeship (takeover), leasing, stock system modification, reduction of registered capital, investment, joint business, merging, integration, purchasing and re-organization, separation, joint-funded, application for business suspension and rectification, application for disbandment, cancellation, application for bankruptcy, change to controlling shareholder/actual controller or major assets transfer, close down and out of business, huge penalty by authoritative institution, registration cancellation, revoking of business license, serious legal dispute, serious difficulties or worse financial status of production and business operation, fulfillment failure of normal obligations by the legal representative or main responsible person or losing or possible losing of guaranty abilities due to any reason, Party A shall immediately notify Party B in written form and implement the undertaking, transfer or inheritance of guaranty liabilities under the contract according to Party B’s relevant requirements or provide new guaranty as approved by Party B for the fulfillment of master contract;

III.
In case of any changes in Party A’s name, legal representative (principal), address, business scope, registered capital or Articles of Association in the company (enterprise), it shall notify Party B within five working days upon change and attach changed materials.

Article 8	Miscellaneous
I.	Allocation and charging of payable expense
As for Party A’s total payable expenses under the contract, Party B has the right to charge RMB or other currency expense from Party A’s account established in the system of China Construction Bank—it is not necessary to notify Party A in advance. Once it needs to handle the sales and purchasing of foreign exchange or exchange settlement, Party A is obliged to assist Party B; Party A shall bear the exchange rate risks.
II.	Utilization of Party A’s information
Party A allows Party B to inquire Party A’s credit status in the credit database approved by People’s Bank of China and credit loan competent department or relevant work unit and department and allows Party B to provide Party A’s information for the credit database approved by People’s Bank of China and competent credit loan department. Party A also allows Party B to reasonably utilize and disclose Party A’s information due to business demand.

III.	Announcement urging
As for Party A’s breach of contract, Party B has the right to report to relevant work unit or department and make an announcement through news media for urging.
IV.	Evidence effect of Party B’s record
Except for reliable and confirmed contrary evidence, Party B’s following documents constitute the solid evidences to prove the credit relationship under the master contract: internal account record of Party B’s principal, interest, expense and repayment record; receipt and voucher during debtor’s handling withdrawal, repayment and interest payment made or reserved by Party B; loan urging record and voucher by Party B. Party A can not raise any objection to Party B’s personal fabrication or reservation of above records, receipts and vouchers.
V.	Rights reservation
Party B’s rights under the contract do not affect or eliminate any rights enjoyed according to relevant laws, stipulations and other contracts. Any grace, forgiving, preference or postponed exercising of any contract rights aimed at the breach or delay can not be taken as the abandonment of rights and interests under the contract or permission or approval of any breach of contract; besides, they do not affect, block or hinder the continuous exercising of the rights or exercising of any other rights and do not ask Party B to bear any responsibilities and obligations for Party A.
Once Party B fails to exercise or delays exercising of any rights under the master contract or fails to completely utilize any rescue operation under the master contract, Party A’s guaranty liabilities under the contract can not be reduced or exempted; however, once Party B reduces or exempts the debts under the master contract, Party A’s guaranty liabilities under the contract are reduced and exempted accordingly.
VI.	Debtor’s disbandment or bankruptcy
Once Party A knows the debtor has entered into disbandment or bankruptcy procedure, it shall immediately notify Party B to report the debts; at the same time, it shall participate in the disbandment or bankruptcy procedure in a timely manner and exercise the claim right in advance. Once Party A knows or should know the debtor has entered into disbandment or bankruptcy procedure but fails to exercise the claim right in advance, Party A shall bear the incurred losses.

In spite of Article 5 (2), once Party B and debtor have reached a reconciliation agreement in the debtor’s bankruptcy procedure or have agreed with the plan resetting, Party B’s rights under the contract are not damaged due to reconciliation agreement or reset plan; Party A’s guaranty liabilities are not reduced or exempted. Party A can not resist against Party B’s rights declaration through the conditions stipulated in the reconciliation agreement and rest plan. As for the credits compromised by Party B in the reconciliation agreement and reset plan to the debtor without repayment, it still has the right to require Party A for continuous repayment.
VII.	Party A’s disbandment or bankruptcy
In case of disbandment or bankruptcy in Party A, even though Party B’s credits under the master contract are not expired, Party B has the right to participate in Party A’s settlement or bankruptcy procedure and report the rights.
VIII.
In case of any change in Party A’s communication address or contact method, it shall immediately notify Party B in written form; in case of any losses arising from timely notification failure, Party A shall bear relevant losses by itself.

IX.	Conditions to the Effectiveness of the Contract
The contract enters into effect upon signatures or official seals by respective legal representatives (principals) or authorized agents of Party A and Party B.

X.
Once Party A or debtor fails to strictly adhere to relevant laws, stipulations or regulations concerning environmental protection, energy saving, discharge reduction and pollution reduction or in case of any possible energy consumption and pollution risks, Party B has the right to exercise the guaranty rights under the contract in advance and adopt other remedial measures permitted by the contract or law.

Article 9	Party A’s Representations and Warranties
I.	Party A has clearly known Party B’s business scope and authorized power.
II.
Party A has read all the provisions of the contract and master contract. In response to Party A’s requirements, Party B has specified relevant provisions of this contract and master contract. Party A has known and adequately understood the meaning provisions in this contract and master contract and its legal consequence.

III.
Party A is legally qualified to be the guarantor. Party A’s guaranty conduct under the contract is in strict adherence to relevant laws, administrative stipulations, regulations, Party A’s Articles of Association or internal organization documents; besides, it has gained the approval of internal authoritative institution and/or national authoritative institution. Party A shall bear all the responsibilities arising from the fact that it has no right to sign the contract, such responsibilities include (but not limited to) total compensation for Party B’s incurred losses.

IV.
Party A has confirmed that it has adequately known the following: the debtor’s assets, debts, business, credits and reputation, whether it has the legal capacity and power to sign the master contract as well as all the contents of master contract.

Particular signing provisions
Guaranty Contract No. is 2010 Jian Ping Song Dui Bao Zi No. 2—2
Article 9	Information of contract parties
Guarantor (Party A): Songxi Yasheng Food Co., Ltd.
Address: Gongnong West Road, Songxi County
Postal code: 353500
Legal representative (Principal): FAN Zhenglin
Fax No.: 0599—2332598
Telephone No.: 2332688
Creditor (Party B): Songxi Branch of China Construction Bank Co., Ltd.
Address: No. 121, Jiefang Road, Songxi County
Postal code: 353500
Responsible person: OU Wenbin
Fax No.: 0599—2322644
Telephone No.: 0599—2322670
To ensure the performance of the Bank Acceptance Agreement (hereinafter referred to as the Master contract, No.: (2010) Jian Ping Song Dai Zi Bao Zi No.03) entered into by and between Fujian Yada Group Co., Ltd (hereinafter referred to as Debtor) and Party B, Party A agrees to assume the jointly guarantee liability for the debt under this contract. The Parties hereby agree to enter into this contract based on the mutual consent of consultation and comply with the terms hereof.
Article 10	Agreement to Article 1
The contract guaranty scope includes the following Type II:
I.
All the debts under the master contract include (but not limited to) total principal, interest (including compound interest and penalty interest), breach penalty, compensation, other expense paid by debtor to Party B (including but not limited to relevant handling fee, telecom expense, sundry expense and relevant bank expense rejected by foreign beneficiary), Party B’s expense in realizing credits and guaranty rights (including but not limited to lawsuit expense, arbitration expense, property safeguard expense, travel expense, enforcement expense, evaluation expense, auction expense, notarization expense, transportation expense, announcement expense and attorney’s fee).

II.	The principal under the master contract (currency: RMB) (In Words: RMB Three million one hundred and fifty thousand yuan) and interest
(including compound interest and penalty interest), breach penalty, compensation, other expense paid by debtor to Party B (including but not limited to relevant handling fee, telecom expense, sundry expense and relevant bank expense rejected by foreign beneficiary), Party B’s expense in realizing credits and guaranty rights (including but not limited to lawsuit expense, arbitration expense, property safeguard expense, travel expense, enforcement expense, evaluation expense, auction expense, notarization expense, transportation expense, announcement expense and attorney’s fee).
Article 11	Agreement of Article 7 (3)
In case of any changes in the industrial and commercial registration contents such as Party A’s name, legal representative (principal), address, business scope, registered capital or Articles of Association in the company (enterprise), it shall notify Party B in written form within five (5) working days upon change and attach relevant changed materials.
Article 12	Dispute Resolution
Any and all disputes arising in the performance of the Contract shall be settled through negotiation. In case that no settlement can be reached through negotiation, the disputes shall be settled by the first method as follows.
(1)	Instituting legal proceedings in the People’s Court of competent jurisdiction at Party B’s domicile.

(2)
Submitting to (blank) Arbitration Commission (place of arbitration:  (blank)) for arbitration in accordance with the arbitration rules of the Arbitration Commission in force at the time of application. The arbitration award shall be final, and binding upon both parties.

During the process of litigation or arbitration, the Parties shall continue to fulfill this contract, except for the matters in dispute.
Article 13                      This contract shall be made in triplicates.
Article 14                      Other agreed terms
   This filed is left blank.
Article 15                      Party A’s Representations and Warranties
I.	Party A has clearly known Party B’s business scope and authorized power.
II.
Party A has read all the provisions of the contract and master contract. In response to Party A’s requirements, Party B has specified relevant provisions of this contract and master contract. Party A has known and adequately understood the meaning of provisions in this contract and master contract and its legal consequence.

III.
Party A is legally qualified to be the guarantor. Party A’s guaranty conduct under the contract is in strict adherence to relevant laws, administrative stipulations, regulations, Party A’s Articles of Association or internal organization documents; besides, it has gained the approval of internal authoritative institution and/or national authoritative institution. Party A shall bear all the responsibilities arising from the fact that it has no right to sign the contract, such responsibilities shall include (but not limited to) total compensation for Party B’s incurred losses.

IV.
Party A confirmed it has adequately known the followings: debtor’s assets, debts, business, credits and reputation, whether it has the legal capacity and power of signing the master contract as well as all the contents of master contract.

Party A (Official seal): Songxi Yasheng Food Co., Ltd. (Seal affixed)
Legal representative (responsible person) or authorized agent (Signature): Fan Zhenggen (Signature)
Date: August 11th, 2010
Party B Official seal): Songxi Branch of China Construction Bank Co., Ltd. (Seal affixed)
Rsponsible person or authorized agent (Signature): Ou Wenbin (Signature)
Date: August 11th, 2010